                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 15, 1996



                                 U S WEST, INC.
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                   1-8611               84-0926774
(State or Other            (Commission          (I.R.S. Employer
Jurisdiction               File Number)         Identification Number)
of Incorporation)


                             7800 EAST ORCHARD ROAD
                            ENGLEWOOD, COLORADO 80111
              (Address of principal executive offices)   (zip code)


                                 (303) 793-6500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          The consolidated financial statements of Continental Cablevision, Inc. and subsidiaries as of December 31, 1994 and 1995 and June 30, 1996 and for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and 1996 are filed as Exhibit 99A.

     (b)  Unaudited Pro Forma Condensed Combined Financial Statements

          The unaudited pro forma condensed combined financial statements of U S WEST, Inc. as of June 30, 1996 and for the year ended December 31, 1995 and the six months ended June 30, 1996 are filed as Exhibit 99B.

     (c)  Exhibits

     23A.      Consent of Deloitte & Touche LLP.

     99A. Consolidated financial statements of Continental Cablevision, Inc. and subsidiaries as of December 31, 1994 and 1995 and June 30, 1996 and for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and 1996 (incorporated by reference to pages F-3 to F-25 of the Proxy Statement/Prospectus included in U S WEST's Registration Statement on Form S-4, File No. 333-13901 (the "Proxy Statement/Prospectus")).

     99B. Unaudited pro forma condensed combined financial statements of U S WEST, Inc. as of June 30, 1996 and for the year ended December 31, 1995 and the six months ended June 30, 1996 (incorporated by reference to pages 80 to 90 of the Proxy Statement/Prospectus).


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                U S WEST, Inc.


                                By: /s/ Stephen E. Brilz
                                   -------------------------------
                                   Stephen E. Brilz
                                   Assistant Secretary


Dated:    October 15, 1996


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                                  EXHIBIT INDEX


                     Pursuant to Item 601 of Regulation S-K

                                                      Sequentially
Exhibit No.    Description of Exhibit                 Numbered
-----------    ----------------------                 ------------

     23A.      Consent of Deloitte & Touche LLP

     99A.      Consolidated financial statements       *
               of Continental Cablevision, Inc.
               and subsidiaries as of December 31,
               1994 and 1995 and June 30, 1996 and
               for the years ended December 31,
               1993, 1994 and 1995 and the six
               months ended June 30, 1995 and 1996

     99B.      Unaudited pro forma condensed           *
               combined financial statements of
               U S WEST, Inc. as of June 30, 1996
               and for the year ended December 31,
               1995 and the six months ended June
               30, 1996


* Incorporated by Reference


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